Exhibit 10.2
Execution Version
FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is made as of November 19, 2025, by and among EASTGROUP PROPERTIES, L.P., a Delaware limited partnership, and EASTGROUP PROPERTIES, INC., a Maryland corporation (collectively, the “Borrower”), PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (hereinafter, together with its successors and assigns whether by assignment, merger or otherwise, referred to as the “Agent”), for the financial institutions from time to time party to the Existing Credit Agreement (as hereinafter defined) as lenders (hereinafter, together with the successors and assigns of each, referred to individually as a “Lender” and collectively, as the “Lenders”), and each of the Lenders party hereto.
W I T N E S S E T H:
WHEREAS, the Borrower, the Agent, and the Lenders entered into that certain Sixth Amended and Restated Credit Agreement dated as of June 13, 2024 (such Sixth Amended and Restated Credit Agreement, as in effect on the date hereof, being hereinafter called the “Existing Credit Agreement”), wherein the Lenders agreed to make available to the Borrower a revolving credit facility in the amount of $625,000,000.00; and
WHEREAS, the parties have agreed to amend the Existing Credit Agreement to reflect certain matters which have been agreed to by the parties.
NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency thereof being hereby acknowledged, and intending to be legally bound hereby, covenant and agree as follows, to be effective upon satisfaction of the conditions precedent set forth in Section 5 hereof:
1.Definitions. All capitalized terms employed herein shall have the meanings ascribed thereto in the Existing Credit Agreement as amended by this Agreement and after giving effect to this Agreement and the transactions contemplated hereby (the “Amended Credit Agreement”) unless defined to the contrary herein.
2.Amendments. The parties hereto hereby agree that the Existing Credit Agreement is amended as follows:
(a)Section 1.1 of the Existing Credit Agreement is amended by amending and restating the following terms in their entirety to read as follows:
DFW Ground Leases mean (a) that certain Ground Lease Agreement dated as of June 3, 2013, between the Dallas Fort Worth International Airport Board, as Lessor, and DFW Global Logistics Centre 1, LLC, as Lessee, as subsequently assigned to EG DFW Global 1031, LLC, a Texas limited liability company, by that certain Assignment of Ground Lease Agreements dated August 26, 2021, recorded on August 27, 2021 under Document No. D221248988 in the Official Public Records of Tarrant County, Texas, (b) that certain Ground Lease Agreement (Building C) dated as of September 18, 2014, between the Dallas Fort Worth International Airport Board, as Lessor, and DFW Global Logistics Centre 2, LLC, as Lessee, as subsequently assigned to EG DFW Global 1031, LLC, a Texas limited liability company, by that certain Assignment of Ground Lease Agreements dated August 26, 2021, recorded on August 27, 2021 under Document No. D221248988 in the Official Public Records of Tarrant County, Texas, (c) that certain Ground
LEGAL02/47572687v3

Lease Agreement (Building D) dated as of September 18, 2014, between the Dallas Fort Worth International Airport Board, as Lessor, and DFW Global Logistics Centre 2, LLC, as Lessee, as subsequently assigned to EG DFW Global 1031, LLC, a Texas limited liability company, by that certain Assignment of Ground Lease Agreements dated August 26, 2021, recorded on August 27, 2021 under Document No. D221248988 in the Official Public Records of Tarrant County, Texas; (d) that certain Ground Lease Agreement dated as of January 25, 2018, between the Dallas Fort Worth International Airport Board, as Lessor, and Logistics Center 6 & 7, LLC, as Lessee, as subsequently assigned to EastGroup Properties, L.P., a Delaware limited partnership, by that certain Assignment of Ground Lease Agreement dated April 23, 2019, recorded on April 24, 2019 under Document No. 201900102723 in the Official Public Records of Dallas County, Texas; (e) that certain Ground Lease Agreement dated as of September 30, 2016, between Dallas Fort Worth International Airport Board and DFW Global Logistics Centre 3 - Metro 1, LLC, a Texas limited liability company as referred to in Memorandum of Lease recorded under Clerk’s File No. D2016260177 Official Public Records, Tarrant County, Texas, as subsequently assigned to EGP DFW II 1031, LLC, a Texas limited liability company by that certain Assignment and Assumption of Ground Lease by and between DFW Global Logistics Centre 3 - Metro 1, LLC a Texas limited liability company, and EGP DFW II 1031, LLC, a Texas limited liability company, recorded November 21, 2024 under Clerk’s File No. D224209956, Official Public Records, Tarrant County, Texas; (f) that certain Ground Lease Agreement dated as of September 30, 2016, between Dallas Fort Worth International Airport Board and DFW Global Logistics Centre 3 - Metro 2, LLC, a Texas limited liability company as referred to in Memorandum of Lease recorded under Clerk’s File No. D2016260178 Official Public Records, Tarrant County, Texas, as subsequently assigned to EGP DFW II 1031, LLC, a Texas limited liability company by that certain Assignment and Assumption of Ground Lease by and between DFW Global Logistics Centre 3 - Metro 2, LLC a Texas limited liability company, and EGP DFW II 1031, LLC, a Texas limited liability company, recorded November 21, 2024 under Clerk’s File No. D224209957, Official Public Records, Tarrant County, Texas; (g) that certain Ground Lease Agreement dated as of September 30, 2016, between Dallas Fort Worth International Airport Board and DFW Global Logistics Centre 3 - Metro 3, LLC, a Texas limited liability company as referred to in Memorandum of Lease recorded under Clerk’s File No. D2016260179 Official Public Records, Tarrant County, Texas, as subsequently assigned to EGP DFW II 1031, LLC, a Texas limited liability company by that certain Assignment and Assumption of Ground Lease by and between DFW Global Logistics Centre 3 - Metro 3, LLC a Texas limited liability company, and EGP DFW II 1031, LLC, a Texas limited liability company, recorded November 21, 2024 under Clerk’s File No. D224209958, Official Public Records, Tarrant County, Texas; and (h) that certain Lease Agreement dated as of December 31, 2019, between Dallas Fort Worth International Airport Board and DFW Mustang Industrial, L.P., a Texas limited partnership, as referred to in Memorandum of Lease recorded under Clerk’s File No. D2020013626 Official Public Records, Tarrant County, Texas, as subsequently assigned to EGP DFW II 1031, LLC, a Texas limited liability company by that certain Assignment and Assumption of Ground Lease by and between LIT Industrial Limited Partnership, a Delaware limited partnership, and EGP DFW II 1031, LLC, a Texas limited liability company, recorded November 21, 2024 under Clerk’s File No. D224209959, Official Public Records, Tarrant County, Texas.
SOFR Adjustment shall mean zero percent (0.00%).
(b)Section 2 of the Existing Credit Agreement is amended by adding the following new Section 2.12 thereto (immediately following the end of Section 2.11):

2.12 Computation of Interest and Fees. All computations of fees and interest shall be made on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed. Each determination by the Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes absent manifest error.
(c)Section 2.9(b) of the Existing Credit Agreement is amended by adding the following new clause (iii) thereto and amending the existing clauses (iii), (iv) and (v) to be clauses (iv), (v) and (vi), respectively:
(iii)    The representations and warranties made or deemed made by the Borrower and each other Obligor in the Credit Documents to which any of them is a party, must be true and correct on and as of the date of the Extension Request and the Tranche A Term Loan Maturity Date with the same force and effect as if made on and as of such dates except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Credit Documents;
(d)Section 8.1(b) of the Existing Credit Agreement is amended by deleting the second sentence thereof in its entirety and inserting the following in lieu thereof:
In addition, without the consent of all Lenders directly and adversely affected thereby, Agent shall not (1) modify or amend the terms of Section 2.3, 2.5(b) or Section 7.3 or (2) expressly subordinate the Loans to any other Indebtedness.
(e)Exhibit A to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth in Annex A attached hereto.

(f)Exhibit E to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth in Annex B attached hereto.

3.Representations and Warranties. The Borrower hereby represents and warrants to Agent and the Lenders that (a) no Event of Default, and no Default, has occurred and is continuing on the date hereof or will exist immediately after giving effect to this Agreement and the transactions contemplated hereby, (b) the Borrower has no set-off right, claim or other defense with respect to its obligations under the Existing Credit Agreement or any of the Credit Documents, (c) the Borrower has no knowledge of any default by the Agent or the Lenders under the Existing Credit Agreement or any of the other Credit Documents, (d) the financial condition of each of the Guarantors and the Borrower has not materially and adversely changed since December 31, 2024, and (e) this Agreement has been duly executed, authorized and delivered by the Borrower, and this Agreement and the Amended Credit Agreement will constitute legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency and similar laws affecting the rights of creditors generally. The Borrower also certifies to the Agent and the Lenders that all representations and warranties contained in Section 4 of the Amended Credit Agreement are true and correct as of the date hereof, except to the extent such representations and warranties are specifically stated to be as of an earlier date (in which case the Borrower certifies that such representations and warranties were true and correct on and as of such earlier date). The Borrower has the corporate power and authority and the legal right to execute and deliver this Agreement and the other documents contemplated hereby and to perform its obligations in respect of this Agreement, the Amended Credit Agreement and the other documents contemplated hereby. The execution and delivery by the Borrower of this Agreement and the other documents contemplated hereby and the performance by the Borrower of this Agreement, the Amended Credit Agreement and the other documents contemplated hereby, in each case, will not violate any Legal Requirement or any contractual obligation or Organizational Documents of the Borrower in any material respect. No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of the Borrower in connection with the execution and delivery of this Agreement or the other documents contemplated hereby or the performance of or compliance with the terms, provisions and conditions of this Agreement, the Amended Credit Agreement or the other documents contemplated hereby.
4.Ratification. Except as specifically modified herein, the Existing Credit Agreement is hereby ratified and confirmed and the terms and conditions of the Existing Credit Agreement shall remain in full force and effect (including, without limitation, all waivers of trial by jury, consents to jurisdiction and venue, reference provisions and waiver of defenses and other rights set forth therein, if any). The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Amended Credit Agreement.
5.Conditions Precedent. This Agreement is conditioned upon, and shall become effective upon, the satisfaction of the following conditions, in form and substance satisfactory to the Agent in its discretion (as applicable):
(a)receipt by Agent of a counterpart of this Agreement duly executed by the Borrower and each Lender set forth on the signature pages hereto;
(b)receipt by Agent of a counterpart of the Consent of the Guarantors substantially in the form attached hereto;
(c)the representations and warranties contained in Section 3 hereof shall be true and correct on the date hereof; and
(d)the Borrower shall have reimbursed Agent and PNC Capital Markets LLC for all reasonable out-of-pocket attorneys’ fees and expenses incurred in connection with this Agreement.
6.Counterparts. This Agreement may be executed by the parties hereto in multiple counterparts, and, when so executed by all of the parties, such multiple counterparts shall be deemed to constitute a single, integrated agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.
7.Governing Law. This Agreement and the Amended Credit Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed, and to be fully performed, in such state.
8.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
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[SIGNATURE PAGE – FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement under seal as of the day and year first above written.
BORROWER:
EASTGROUP PROPERTIES, L.P.,
a Delaware limited partnership

By:    EastGroup Properties General Partners, Inc., General Partner

By: /s/ BRENT WOOD
Name:    Brent Wood
Title:    Executive Vice President, Chief Financial Officer, and Treasurer

By: /s/ STACI TYLER
Name:    Staci Tyler
Title:    Executive Vice President, Chief Accounting Officer, and Chief Administrative Officer

EASTGROUP PROPERTIES, INC., a Maryland corporation

By: /s/ BRENT WOOD
Name:    Brent Wood
Title:    Executive Vice President, Chief Financial Officer, and Treasurer

By: /s/ STACI TYLER
Name:    Staci Tyler
Title:    Executive Vice President, Chief Accounting Officer, and Chief Administrative Officer

[SIGNATURE PAGE – FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT]

AGENT AND LENDERS:
PNC BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender
By:    /s/ ANDREW T. WHITE
Name:    Andrew T. White
Title:    Senior Vice President

[SIGNATURE PAGE – FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT]

REGIONS BANK, as a Lender
By:    /s/ WALTER E. RIVADENEIRA
Name:    Walter E. Rivadeneira
Title:    Senior Vice President

[SIGNATURE PAGE – FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT]

TD BANK, N.A.,
as a Lender

By:    /s/ DANA MUCKSTADT
Name:    Dana Muckstadt
Title:    Vice President

[SIGNATURE PAGE – FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT]

US BANK NATIONAL ASSOCIATION.,
as a Lender

By:    /s/ LEONARD OLSAVSKY
Name:    Leonard Olsavsky
Title:    Senior Vice President

[SIGNATURE PAGE – FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A,
as a Lender

By:    /s/ TANYA L. ACOSTA
Name:    Tanya L. Acosta
Title:    Senior Vice President

[SIGNATURE PAGE – FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ CODY CANAFAX
Name:    Cody Canafax
Title:    Executive Director

[SIGNATURE PAGE – FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:    /s/ JOE WHITE
Name:    Joe White
Title:    Senior Vice President

[SIGNATURE PAGE – FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT]

ASSOCIATED BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ MITCHELL VEGA
Name:    Mitchell Vega
Title:    Senior Vice President

[SIGNATURE PAGE – FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT]

BANKPLUS,
as a Lender

By:    /s/ JAY BOURNE
Name:    Jay Bourne
Title:    SVP

[SIGNATURE PAGE – FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT]

RAYMOND JAMES BANK, N.A.,
as a Lender

By:    /s/ ALEXANDER SIERRA
Name:    Alexander Sierra
Title:    Senior Vice President

CONSENT

November 19, 2025

The undersigned, having executed and delivered the Sixth Amended and Restated Guaranty dated as of June 13, 2024 (as in effect on the date hereof, the “Guaranty”), to the Agent (as defined in the foregoing First Amendment to Sixth Amended and Restated Credit Agreement (the “Amendment”)), hereby consent to the Amendment and to the amendments to the Existing Credit Agreement (as defined in the Amendment) and the other agreements referred to in the Amendment, and hereby ratify and confirm the undersigned’s continuing obligations under the Guaranty and agree that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty or reduce, impair or discharge the obligations of such Guarantor thereunder. All references in the Guaranty to defined terms in the Existing Credit Agreement are hereby amended in accordance with the Amendment. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in Section 5(b) of the Amendment, such Guarantor is not required by the terms of the Existing Credit Agreement or any other Credit Document to consent to the amendments to the Existing Credit Agreement effected pursuant to the Amendment and (ii) nothing in the Existing Credit Agreement, the Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Existing Credit Agreement.

[Signatures follow]

[SIGNATURE PAGE – GUARANTOR CONSENT (FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT)]

Executed as of the date first written above.
GUARANTORS:
EASTGROUP PROPERTIES HOLDINGS, INC.,
a Delaware corporation

By: /s/ BRENT WOOD
Name: Brent Wood
Title:     Executive Vice President, Chief
Financial Officer, and Treasurer

By: /s/ STACI TYLER
Name:    Staci Tyler
Title:    Executive Vice President, Chief
Accounting Officer, and Chief
Administrative Officer

EASTGROUP PROPERTIES GENERAL PARTNERS,
INC., a Delaware corporation

By: /s/ BRENT WOOD
Name: Brent Wood
Title:     Executive Vice President, Chief
Financial Officer, and Treasurer

By: /s/ STACI TYLER
Name:    Staci Tyler
Title:    Executive Vice President, Chief
Accounting Officer, and Chief
Administrative Officer

[SIGNATURE PAGE – GUARANTOR CONSENT (FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT)]

EASTGROUP TRS, INC., a Delaware corporation

By: /s/ BRENT WOOD
Name: Brent Wood
Title:     Executive Vice President, Chief
Financial Officer, and Treasurer

By: /s/ STACI TYLER
Name:    Staci Tyler
Title:    Executive Vice President, Chief
Accounting Officer, and Chief
Administrative Officer

EASTGROUP GOLD RUSH, L.P., a Delaware limited partnership

By: EastGroup Properties General Partners, Inc., its general partner

By: /s/ BRENT WOOD
Name: Brent Wood
Title:     Executive Vice President, Chief
Financial Officer, and Treasurer

By: /s/ STACI TYLER
Name:    Staci Tyler
Title:    Executive Vice President, Chief
Accounting Officer, and Chief
Administrative Officer

Annex A
Form of Officer’s Certificate
[see attached]

Annex B
Form of Request for Extension
[see attached]